UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2016

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Interim CEO

On May 5, 2016, the Board of Directors (the “Board”) of The Brink’s Company (the “Company”) announced that it has appointed George I. Stoeckert to serve as interim Chief Executive Officer, effective May 6, 2016. Mr. Stoeckert will relinquish his Audit and Ethics, Corporate Governance and Nominating Committee and Finance and Strategy Committee memberships during his tenure as interim Chief Executive Officer.

Mr. Stoeckert, 67, has been a private investor and advisor since 2011 and previously served as President of North America and Internet Solutions at Dun & Bradstreet from 2009 to 2011. Prior to that, he held various senior leadership positions at Automatic Data Processing, Inc., including President of Employer Services International and President of the Major Accounts Services Division. Mr. Stoeckert currently serves on the Board of Directors of Onvia, Inc. (a public data company serving state, local and educational markets) and Theragenics, Inc. (a medical device company). Mr. Stoeckert has been a director of The Brink’s Company since January 2016.

             The Board has approved monthly cash payments of approximately $117,000 to be provided to Mr. Stoeckert during his tenure as interim Chief Executive Officer as well as reasonable travel and temporary housing expenses. Mr. Stoeckert will not receive any compensation as a director during his tenure as interim Chief Executive Officer.

Item 7.01	Regulation FD Disclosure.
Appointment of Non-Executive Chairman

On May 5, 2016, the Board also announced that it has appointed Michael J. Herling as Non-Executive Chairman of the Board of the Company. Mr. Herling has been a director of the Company since 2009 and has served as the lead director since January 2016. Coincident with the appointment of Mr. Herling as Non-Executive Chairman, the Board eliminated the position of lead independent director.

A copy of the related press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit
	99.1	Press Release, dated May 5, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY
(Registrant)

Date: May 5, 2016	By:	/s/McAlister C. Marshall, II
McAlister C. Marshall, II Vice President

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

99.1	Press Release, dated May 5, 2016

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